Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF December 19, 2005

Rig Name	WD	Design	Location	Status*	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information

Domestic Deepwater Semisubmersibles (7)
Ocean Quest	3,500’	Victory Class	GOM	Contracted	Noble	term	low 240’s	mid Oct. 2005	mid April 2006	One year term extension with Noble in low 270’s beginning mid April 2006 and ending mid April 2007. Available; actively marketing.
Ocean Star	5,500’	Victory Class	GOM	Contracted	Kerr-McGee	one year term + option	mid 170’s	mid Nov. 2005	mid Nov. 2006	Available; actively marketing.
Ocean America	5,500’	Ocean Odyssey	GOM	Contracted	Mariner	one extension well	mid 110’s	late Nov. 2005	late Dec. 2005	One additional extension well with Mariner in low 130’s beginning late Dec. 2005 and ending mid Mar. 2006: followed by one year term plus option with Mariner in low 230’s beginning mid Mar. 2006 and ending mid Mar. 2007. Available; actively marketing.
Ocean Valiant	5,500’	Ocean Odyssey	GOM	Contracted	Kerr-McGee	180 day extension	mid 150’s	mid Sept. 2005	mid Mar. 2006	One-year term extension plus option from Kerr-McGee in low 300,000’s beginning in mid Mar. 2006 and ending in mid Mar. 2007. Available; actively marketing.
Ocean Victory	5,500’	Victory Class	GOM	Contracted	Murphy	one year term	low 200’s	mid Nov. 2005	mid Nov. 2006	Two year term extension with Murphy in mid 320’s beginning mid Nov. 2006 and ending mid Nov. 2008. Available; actively marketing.
Ocean Confidence	7,500’	DP AKER H-3.2 Modified	GOM	Contracted	BP	five-year term	mid 170’s	early Jan. 2001	early Jan. 2006	Two-year term plus option with BP in low 280’s beginning early Jan. 2006 and ending early Jan. 2008. Available; actively marketing.
Ocean Baroness	7,000’	Victory Class	GOM	Contracted	Amerada Hess	one year term	low 200’s	mid Nov. 2005	mid Nov. 2006	Three-year term extension with Amerada Hess plus option in mid 360’s beginning mid Nov. 2006 and ending mid Nov. 2009. Available; actively marketing.
Domestic 2nd/3rd Generation Semisubmersibles (5)
Ocean New Era	1,500’	Korkut	GOM	Reactivating	DODI	—	—	—	—	Waiting on weather; expected on contract third week Dec. 2005 for six-month term with Walter in low 100’s for first 30 days and mid 120’s for remainder of term ending mid July 2006. Available; actively marketing.
Ocean Voyager	2,000’	Victory Class	GOM	Contracted	ATP	two wells	mid 90’s	late June 2005	mid Dec. 2005	One well with Amerada Hess in low 110’s beginning mid Dec 2005. and ending late Jan. 2006; followed by one well with Petrobras in low 110’s beginning late Jan. and ending mid Mar. 2006; followed by two wells plus option with Amerada Hess in mid 120’s beginning mid Mar. 2006 and ending mid June 2006. Available; actively marketing.
Ocean Concord	2,200’	F&G SS-2000	GOM	Contracted	Kerr-McGee	one well	mid 70’s	late Aug. 2005	early Jan. 2006	One assignment well from Kerr-McGee with Woodside in mid 90’s beginning early Jan. 2006 and ending early Feb. 2006; followed by one well extension plus option with Kerr-McGee in mid 90’s beginning early Feb. 2006 and ending mid Mar.; followed by 90-day term plus option with Tana in low 130’s beginning mid Mar. and ending mid June 2006; followed by 90-day term extension plus option with Tana in low 170’s beginning mid June and ending mid Sept. 2006. Available; actively marketing.
Ocean Lexington	2,200’	F&G SS-2000	GOM	Contracted	Walter	four wells	low 60’s	mid Oct. 2005	mid Dec. 2005	One well with ExxonMobil in mid 170’s beginning in mid Dec. 2005 and ending in late Jan. 2006; followed by fourth well of four well extension with Walter in low 60’s beginning late Jan. and ending late Feb. 2006; followed by one well with Walter in low 80’s beginning late Feb. and ending late Mar.; followed by LOI for one well in low 200,000s beginning late April and ending late May 2006. Available; actively marketing.

Ocean Saratoga	2,200’	F&G SS-2000	GOM	Contracted	LLOG	three wells	low 110’s	mid Nov. 2005	late Mar. 2006	Six month extension plus option in low 120’s with LLOG beginning in late Mar. 2006 and ending late Sept. 2006. Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF December 19, 2005

Rig Name	WD	Design	Location	Status*	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information

Domestic Jackups (11)
Ocean Crusader	200’	Mat Cantilever	GOM	Contracted	Seneca	one well	high 40’s	mid Nov. 2005	late Dec. 2005	One well with Seneca in low 50’s beginning late Dec. 2005 and ending late Dec. 2005; followed by one well with Woodside in low 50’s beginning late Dec. 2005 and ending early Mar. 2006; followed by three wells with Walter in low 80’s beginning early Mar. 2006 and ending early June 2006. Available; actively marketing.
Ocean Drake	200’	Mat Cantilever	GOM	Contracted	Chevron	term contract	mid 70’s	late July 2005	late June 2006	Indexed term contract. Available; actively marketing.
Ocean Champion	250’	Mat Slot	GOM	Contracted	Stone	six month term	mid 50’s	late Oct. 2005	late April 2006	Available; actively marketing.
Ocean Columbia	250’	Independent Leg Cantilever	GOM	Contracted	Newfield	180-day term	mid 50’s	early Aug. 2005	early Feb. 2006	Six-month term extension with Newfield in low 100s beginning early Feb. 2006 and ending early Aug. 2006. Available; actively marketing.
Ocean Spartan	300’	Independent Leg Cantilever	GOM	DODI	—	—	—	—	—	Leg inspection and maintenance beginning early Dec. and ending late Dec. 2005. Two well extension plus option with LLOG in low 120’s beginning late Jan. 2006 and ending early Mar. 2006. Available; actively marketing.
Ocean Spur	300’	Independent Leg Cantilever	GOM	Contracted	El Paso	one well	low 110’s	late Nov. 2005	late Dec. 2005	LOI for one well in low 110’s beginning late Dec. 2005 and ending late Jan. 2006. Available; actively marketing.
Ocean King	300’	Independent Leg Cantilever	GOM	Contracted	Forest Oil	two wells	mid 70’s	mid Nov. 2005	late Jan. 2006	One year term with El Paso in mid 110’s beginning late Jan. 2006 and ending late Jan. 2007. Available; actively marketing.
Ocean Nugget	300’	Independent Leg Cantilever	GOM	Contracted	ADTI/Kerr-Mcgee	one well	low 100’s	late Nov. 2005	late Dec. 2005	Two wells with Woodside in mid 120’s beginning late Dec. 2005 and ending late Mar. 2006; followed by approximately 21-day survey beginning late Mar. and ending mid Apr. 2006. Available; actively marketing.
Ocean Summit	300’	Independent Leg Cantilever	GOM	Contracted	Walter	one well	high 60’s	mid Nov. 2005	late Dec. 2005	One well with Novus in mid 80’s beginning late Dec. 2005 and ending late Jan. 2006; followed by six-month term with Chevron in low 100’s beginning late Jan. and ending late July 2006. Available; actively marketing.
Ocean Titan	350’	Independent Leg Cantilever	GOM	Contracted	Walter	three wells	mid 70’s	mid Sept. 2005	mid Jan. 2006	Six-month term with Dominion Exploration in high 70’s beginning mid Jan. 2006 and ending mid July 2006. Available; actively marketing.
Ocean Tower	350’	Independent Leg Cantilever	GOM	Contracted	Chevron	180 day term, Part I	high 60’s	late Sept. 2005	late Jan. 2006	Part II of total 180-day term extension plus option with Chevron in high 80’s beginning late Jan. 2006 and ending late Apr. 2006. Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF December 19, 2005

Rig Name	WD	Design	Location	Status*	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information

International Semisubmersibles (16)
MEXICO
Ocean Ambassador	1,100’	Bethlehem SS-2000	GOM	Contracted	PEMEX	four year term work	mid 50’s	late July 2003	mid Dec. 2007	Available.
Ocean Whittington	1,500’	Aker H-3	GOM	Contracted	PEMEX	four year term work	low 60’s	late July 2003	early Oct. 2006	Available.
Ocean Worker	3,500’	F&G 9500 Enhanced Pacesetter	GOM	Contracted	PEMEX	four year term work	high 60’s	mid Aug. 2003	late July 2007	Available.
Ocean Yorktown	2,850’	F&G SS-2000	GOM	Contracted	PEMEX	four year term work	mid 40’s	late Oct. 2003	mid July 2007	Available.
NORTH SEA
Ocean Nomad	1,200’	Aker H-3	North Sea	Contracted	Talisman	one year	low 80’s	early Jan. 2005	late Jan. 2006	One year extension with Talisman in mid 150’s beginning late Jan. 2006 and ending late Jan. 2007. Available; actively marketing.
Ocean Guardian	1,500’	Earl & Wright Sedco 711 Series	North Sea	Contracted	Shell	one year	low 80’s	late Mar. 2005	late May 2006	Survey and fully funded HP/HT upgrade beginning early Dec. 2005 and ending late Jan. 2006; followed by one HP/HT well in low 100’s beginning late Jan. and ending late May; followed by one-year term extension plus option with Shell in low 160’s beginning late May 2006 and ending late May 2007. Available; actively marketing.
Ocean Princess	1,500’	Aker H-3	North Sea	Contracted	Talisman	one year extension	low 80’s	early Jan. 2005	late Dec. 2005	Two year extension plus option with Talisman in low 150’s beginning in late Dec. 2005 and ending in late Jan. 2008, to include approximately 30-day mid-period survey. Available; actively marketing.
Ocean Vanguard	1,500’	Bingo 3000	North Sea	Contracted	Statoil	one year term	low 140’s	late May 2005	late Sept. 2006	Three six-month options priced in mid 160’s beginning in late Sept. 2006. Available; actively marketing.
AUSTRALASIA
Ocean Bounty	1,500’	Victory Class	Australia	Contracted	ConocoPhillips	two wells	mid 80’s	late June 2005	late Dec. 2005	One well with Coogee Res. in mid 80’s beginning late Dec. 2005 and ending late Jan. 2006; followed by two wells plus option with Coogee in low 90’s beginning late Jan. and ending late Mar. 2006; followed by one assignment well with Tap Oil in low 200’s beginning late Mar. and ending late April; followed by one assignment well with Santos in mid 230’s beginning late April and ending late May; followed by two wells with Santos in mid 90’s beginning late May and ending late July.; followed by four wells plus option in high 90’s with Woodside beginning late July 2006 and ending late Jan. 2007; followed by four well extension priced in low 100’s beginning late Jan. 2007 and ending early Aug. 2007. Available; actively marketing.
Ocean Patriot	1,500’	Bingo 3000	Australia	Contracted	Nexus	one assignment well	low 150’s	mid Dec. 2005	early Feb. 2006	First of four Anzon declared options in mid 130’s, early Feb.-mid Mar.; followed by second of four Anzon options in upper 130’s, mid Mar.-early April; followed by third and four wells in low 140’s, late Mar.-late May; followed by one exercised assignment option well from Apache with Nexus in high 70’s, early April-early June; followed by LOI for one well in upper 70’s, early June-late Sept.; followed by four wells plus option with NZOP in low 100’s, late Sept. 2006-late Feb. 2007. Available; actively marketing.
Ocean Epoch	1,640’	Korkut	Malaysia	Contracted	Murphy	six wells plus option	mid 70’s	late April 2005	early Dec. 2005	Three option wells exercised in mid 70’s beginning in early Dec. 2005 and ending in mid Mar. 2006; followed by two well extension in mid 70’s beginning mid Mar. and ending late May 2006, plus three option wells priced in high 70’s estimated to end in late Q3 2006. Available; actively marketing.
Ocean General	1,640’	Korkut	Malaysia	Contracted	CTOC	six wells	mid 70’s	mid June 2005	late Dec. 2005	Note: 5th & 6th wells in mid 90’s beginning late Dec. 2005 and ending late April 2006; followed by one well with Premier in high 70’s in Viet Nam beginning late April 2006 and ending mid June 2006; followed by one extension well with Premier in mid 150’s beginning mid June and ending late July; followed by one assignment well with Idemitsu Vietnam in mid 170’s beginning late July and ending late Aug. 2006; followed by LOI for three wells in mid 130’s beginning late Aug. 200d and ending mid Feb. 2007; followed by LOI for three additional wells in mid 170’s beginning mid Feb. 2007 and ending early July 2007. Available; actively marketing.
Ocean Rover	7,000’	Victory Class	Malaysia	Contracted	Murphy	950 day extension	mid 170’s	late June 2005	mid Jan. 2008	Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF December 19, 2005

Rig Name	WD	Design	Location	Status*	Operator	Current Term	Dayrate (000s)	Start Date	Est. End Date	Future Contracts and Other Information

BRAZIL
Ocean Yatzy	3,300’	DP DYVI Super Yatzy	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 70’s	early Oct. 2005	early Oct. 2009	Available.
Ocean Winner	3,500’	Aker H-3	Brazil	Contracted	Petrobras	700 day extension	mid 50’s	early April 2004	mid Mar. 2006	Four-year term extension with Petrobras in low 110’s, plus potential bonus, beginning mid Mar. 2006 and ending mid Mar. 2010. Available.
Ocean Alliance	5,000’	Alliance Class	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	early Sept. 2005	early Sept. 2009	Available.
International Drillships (1)
Ocean Clipper	7,500’	DP Fluor/Mitsubishi	Brazil	Contracted	Petrobras	five year extension plus potential bounus	low 180’s	mid Dec. 2005	mid Dec. 2010	Available.
International Jackups (2)
Ocean Sovereign	300’	Independent Leg Cantilever	Indonesia	Contracted	Santos	eight wells	upper 60’s	early May 2005	late Dec. 2005	First of two wells with Amerada Hess in mid 80’s beginning late Dec. 2005 and ending mid Jan. 2006; followed by first of three wells with Santos, priced in high 60’s and beginning in late Jan. 2006 and ending mid Mar. 2006; followed by second Santos well in low 90’s beginning mid Mar. and ending late Mar.; followed by third Santos well in mid 70’s beginning late Mar. and ending mid June 2006; followed by second of two wells with Amerada Hess in mid 80’s beginning mid June and ending mid July; followed by two assignment wells with Anadarko in mid 80’s beginning mid July and ending late Aug.; followed by LOI for 18-month term in mid 90’s beginning late Aug. 2006 and ending late Feb. 2008. Available; actively marketing.
Ocean Heritage	300’	Independent Leg Cantilever	Qatar	Contracted	Conoco/Phillips	two wells plus option	low 70’s	mid June 2005	early May 2006	Survey beginning early May 2006 and ending early June 2006. Available; actively marketing.
Upgrade (1)
Ocean Endeavor	2,000’	Victory Class	Shipyard	Upgrading	DODI	—	—	—	—	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion early 2007; followed by commissioning beginning early Mar. 2007; followed by two year term with Devon in mid 270’s plus option to convert to additional term at reduced rate if elected by the operator no later than year-end 2005. Available; actively marketing.
Cold Stacked—Reserved for Upgrade (1)
Garden Banks	2,200’	Victory Class	GOM	Out of Service	—	—	—	—	—	Currently retired from active service as drilling and production platform.
Rigs Under Construction (2)
Ocean Shield	350’	Independent Leg Cantilever	Shipyard	—	—	—	—	—	—	Singapore shipyard, estimated completion Q1 2008. Available; actively marketing.
Ocean Scepter	350’	Independent Leg Cantilever	Shipyard	—	—	—	—	—	—	Brownsville shipyard, estimated completion Q1 2008. Available; actively marketing.

NOTES:
* Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.
GOM = Gulf of Mexico